Supplement to the

Fidelity® Disruptive Automation Fund

Retail Class, Loyalty Class 1, Loyalty Class 2, Class F

July 30, 2022

Summary Prospectus

Fahim Razzaque no longer serves as a co-manager of the fund.

IMPORTANT INFORMATION:

• In June 2023, each fund included in this prospectus will be converted from a Mutual Fund to an Exchange Traded Fund (ETF).

• In connection with the conversion, the management fee rate for Retail Class and Loyalty Class 1 will be reduced to 0.50%, effective April 1, 2023.

• If you are an existing shareholder of one of these funds, and your account CAN hold an ETF, your fund shares will be converted, and no action is needed by you.

• If you hold one of these funds in an account that CANNOT hold an ETF (i.e., your account is not permitted to purchase securities traded in the stock market), there are certain actions you can take. See the “Questions and Answers” section for further information.

At a meeting held on November 16, 2022, the Board of Trustees of Fidelity Summer Street Trust (collectively the “Board”) approved on behalf of the applicable Funds that it oversees, the Reorganization (as defined below) of each Fund into an exchange traded fund (“ETF”), which will continue to be managed by Fidelity Management & Research Company LLC (FMR). The Board, including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds, determined, with respect to each Reorganization, that participation in the Reorganization is in the best interests of the Fund and the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

Each Fund will be reorganized into a newly created ETF (collectively the “ETFs”), each of which is a series of Fidelity Covington Trust. Each Fund and its corresponding ETF have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Following the Reorganizations, each Fund will be liquidated (each such reorganization and liquidation, a “Conversion”). The table below sets forth the anticipated schedule for each Conversion:

Current Mutual Funds	New ETFs	Conversion Dates
Fidelity® Disruptive Automation Fund	Fidelity® Disruptive Automation ETF	June 9, 2023
Fidelity® Disruptive Communications Fund	Fidelity® Disruptive Communications ETF	June 9, 2023
Fidelity® Disruptive Finance Fund	Fidelity® Disruptive Finance ETF	June 9, 2023
Fidelity® Disruptive Medicine Fund	Fidelity® Disruptive Medicine ETF	June 9, 2023
Fidelity® Disruptive Technology Fund	Fidelity® Disruptive Technology ETF	June 9, 2023
Fidelity® Disruptors Fund	Fidelity® Disruptors ETF	June 16, 2023

DSA-SUM-22-02	(Page 1 of 5)	December 27, 2022
1.9907539.101

Fidelity believes that the Conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency.

Each Conversion will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation (each, a “Plan”). Each Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes due to a Conversion (except with respect to cash received, as noted below).

In connection with the Conversion, shareholders of each Fund will receive ETF shares equal in value to the number of shares of the Fund they own and may receive a cash payment in lieu of fractional shares of the corresponding ETF, and the redemption of fractional shares may be a taxable event.

Importantly, to receive shares of an ETF as part of a Conversion, Fund shareholders must hold their shares through an account that can hold shares of an ETF (i.e., a brokerage account). If Fund shareholders do not hold their shares through an account that can hold shares of an ETF, they will not receive shares of an ETF as part of a Conversion.

For Fund shareholders that do not currently hold their Fund shares through an account that can hold shares of an ETF, please see the “Questions and Answers” section for actions that must be taken to receive shares of an ETF as part of a Conversion.

No action is required for Fund shareholders that hold Fund shares through an account that can hold shares of an ETF.

Completion of each Conversion is subject to conditions under the Plan. Fund shareholders are not required to approve the Conversion. Fund shareholders will receive an information statement/prospectus describing in detail both the Conversion and the corresponding ETFs, and a summary of the Board’s considerations in approving the Conversions.

This communication provides important information about the timeline for the Conversion and actions that shareholders may need to take in advance of the Conversion. Please see the “Questions and Answers” section for more information.

Effective Date	Items in Connection with the Conversion	Actions for Your Consideration / Event

November 30, 2022	If you have an account that cannot hold an ETF.

Your broker or financial intermediary may not accept purchase orders from new investors with an account that cannot hold an ETF.

More information about opening a brokerage account that can hold ETFs and transferring Fund shares into it is included in the “Questions and Answers” section.

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Effective Date	Items in Connection with the Conversion	Actions for Your Consideration / Event

April 1, 2023	Reduction in management fee rate.	The management fee rate for Retail Class and Loyalty Class 1 for each Fund will be reduced to 0.50%.

May 1 – May 25, 2023	Publicly available share classes will be consolidated into one class.	Share classes will be systematically consolidated into Retail Class. (Please see above, Retail Class management fee rate 0.50% effective April 1, 2023).

May 12, 2023	Fidelity Institutional® clients.	Purchase orders will not be accepted for new Institutional clients.

June 2, 2023	Last day to purchase mutual fund shares for accounts that can hold an ETF.	Final date for: Fidelity® Disruptive Automation Fund Fidelity® Disruptive Communications Fund Fidelity® Disruptive Finance Fund Fidelity® Disruptive Medicine Fund Fidelity® Disruptive Technology Fund
June 9, 2023		Final date for: Fidelity® Disruptors Fund

June 8, 2023

Last day to redeem mutual fund shares or exchange mutual fund shares for shares of another Fidelity mutual fund.

If you do not want to receive shares of the ETF in connection with the Conversion, you can exchange your mutual fund shares for shares of another Fidelity mutual fund that is not participating in the Conversion or redeem your mutual fund shares.

Prior to doing so, however, you should consider the tax consequences associated with either action.

Final date for: Fidelity® Disruptive Automation Fund Fidelity® Disruptive Communications Fund Fidelity® Disruptive Finance Fund Fidelity® Disruptive Medicine Fund Fidelity® Disruptive Technology Fund
June 15, 2023		Final date for: Fidelity® Disruptors Fund

These dates may change if the closing date of a Conversion changes. Effective dates are as of close of business.

In connection with the Conversions, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission. After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Funds unless and until the registration statement becomes effective. Shareholders should read the information statement/prospectus, which contains important information about the Conversion, when it becomes available. For a free copy of the information statement/prospectus, please contact Fidelity at 1-800-FIDELITY or by sending an email request to fidfunddocuments@fidelity.com. The information statement/prospectus will also be available on the Securities and Exchange Commission’s website (www.sec.gov).

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

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Important Notice About Your Fund Account

Questions and Answers

Q. Why is Fidelity converting my mutual fund to an ETF?

A. Fidelity and the Board of Trustees of the Funds believe that the Conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency.

Q. How will the funds be managed after the change?

A. The ETFs will be managed in the same manner as the mutual funds, with no changes to the investment process or the portfolio management team.

Q. What types of shareholder accounts can receive shares of an ETF as part of the Conversion?

A. If you hold your Fund shares in an account that permits you to purchase securities traded on U.S. stock exchanges, such as ETFs or other types of stocks, then you will be eligible to receive shares of an ETF in a Conversion. No further action is needed by you.

Q. What types of shareholder accounts cannot receive shares of an ETF as part of the Conversion?

A. The following account types cannot hold ETFs:

• If you hold your Fund shares in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares.

If you do nothing, you will not receive shares of the ETF and your position will be liquidated at Conversion and you will receive a cash distribution equal in value to the NAV of your Fund shares less any fees and expenses your intermediary may charge. This event may be taxable. To prevent a taxable event, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account.

Please note: If your account number with Fidelity Investments begins with 2aa -2zz, your account cannot hold shares of an ETF. Please contact your broker or call 1-800-544-8544.

• If you hold your Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable Conversion, or your broker or intermediary may transfer your investment in a Fund to a different investment option prior to or at the time of the Conversion.

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If you are unsure about the ability of your account to accept shares of an ETF, please contact your broker or financial intermediary.

Q. How do I transfer my Fund shares to a brokerage account that will accept ETF shares?

A. The broker where you hold your Fund shares should be able to assist you in transferring your shares to a brokerage account that can accept shares of an ETF.

We suggest you provide your broker with a copy of your most recent shareholder statement. Your broker will require your account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Funds’ transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account with a brokerage firm.

Q. What if I do not want to own shares of an ETF?

A. If you do not want to receive shares of an ETF in connection with a Conversion, you can exchange your Fund shares for shares of another Fidelity mutual fund that is not participating in a Conversion or redeem your fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Exchange or redemption of your Fund shares may be a taxable event if you hold your shares in a taxable account.

Q. What is happening to Loyalty Pricing (i.e., time-based pricing)?

A. Effective April 1, 2023, all shareholders will receive the benefit of the lower pricing offered in Loyalty Class 2 — 0.50% (50 basis points). Therefore, this conversion will result in customers moving to the maximum pricing discount of the program sooner than planned.

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